                                                                    EXHIBIT 99.9


Dec-2000                         1996-C                            Page 1



                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-C
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES
-----------
Beginning of the Month Principal Receivables:                                      $2,942,677,284.07
Beginning of the Month Finance Charge Receivables:                                 $  146,451,282.84
Beginning of the Month Discounted Receivables:                                     $            0.00
Beginning of the Month Total Receivables:                                          $3,089,128,566.91

Removed Principal Receivables:                                                     $            0.00
Removed Finance Charge Receivables:                                                $            0.00
Removed Total Receivables:                                                         $            0.00

Additional Principal Receivables:                                                  $  565,261,781.64
Additional Finance Charge Receivables:                                             $   29,616,098.84
Additional Total Receivables:                                                      $  594,877,880.48

Discounted Receivables Generated this Period:                                      $            0.00

End of the Month Principal Receivables:                                            $3,512,448,473.12
End of the Month Finance Charge Receivables:                                       $  174,535,982.97
End of the Month Discounted Receivables:                                           $            0.00
End of the Month Total Receivables:                                                $3,686,984,456.09

Special Funding Account Balance                                                    $            0.00
Aggregate Invested Amount (all Master Trust II Series)                             $2,300,000,000.00
End of the Month Transferor Amount                                                 $1,212,448,473.12
End of the Month Transferor Percentage                                                        34.52%

DELINQUENCIES AND LOSSES
------------------------

End of the Month Delinquencies:

     30-59 Days Delinquent                                                         $   84,242,185.35
     60-89 Days Delinquent                                                         $   63,849,209.97
     90+ Days Delinquent                                                           $  117,297,473.48

     Total 30+ Days Delinquent                                                     $  265,388,868.80
     Delinquent Percentage                                                                     7.20%

Defaulted Accounts During the Month                                                $   22,193,888.70
Annualized Default Percentage                                                                  9.05%

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Dec-2000                         1996-C                            Page 2

Principal Collections                                                                 $384,076,566.09
Principal Payment Rate                                                                         13.05%

Total Payment Rate                                                                             14.05%

INVESTED AMOUNTS
----------------

     Class A Initial Invested Amount                                                  $184,500,000.00
     Class B Initial Invested Amount                                                  $ 19,125,000.00
     Class C Initial Invested Amount                                                  $ 21,375,000.00
                                                                                      ---------------
INITIAL INVESTED AMOUNT                                                               $225,000,000.00

     Class A Invested Amount                                                          $246,000,000.00
     Class B Invested Amount                                                          $ 25,500,000.00
     Class C Invested Amount                                                          $ 28,500,000.00
                                                                                      ---------------
INVESTED AMOUNT                                                                       $300,000,000.00

     Class A Adjusted Invested Amount                                                 $246,000,000.00
     Class B Adjusted Invested Amount                                                 $ 25,500,000.00
     Class C Adjusted Invested Amount                                                 $ 28,500,000.00
                                                                                      ---------------
ADJUSTED INVESTED AMOUNT                                                              $300,000,000.00

PREFUNDED AMOUNT                                                                      $          0.00

FLOATING ALLOCATION PERCENTAGE                                                                  9.49%
PRINCIPAL ALLOCATION PERCENTAGE                                                                 9.49%

     Class A Principal Allocation Percentage                                                   82.00%
     Class B Principal Allocation Percentage                                                    8.50%
     Class C Principal Allocation Percentage                                                    9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED
TO SERIES 1996-C                                                                      $36,483,373.58

COLLECTIONS OF FINANCE CHARGE RECEIVABLES
DURING THE MONTHLY PERIOD ALLOCATED TO
SERIES 1996-C                                                                         $ 4,754,914.48

MONTHLY SERVICING FEE                                                                 $   375,000.00

INVESTOR DEFAULT AMOUNT                                                               $ 2,008,154.95

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Dec-2000                         1996-C                            Page 3

CLASS A AVAILABLE FUNDS
-----------------------

CLASS A FLOATING ALLOCATION PERCENTAGE                                                       82.00%

     Class A Finance Charge Collections                                               $4,206,529.87
     Other Amounts                                                                    $        0.00

TOTAL CLASS A AVAILABLE FUNDS                                                         $4,206,529.87

     Class A Monthly Interest                                                         $1,497,866.67
     Class A Servicing Fee                                                            $  307,500.00
     Class A Investor Default Amount                                                  $1,646,687.06

TOTAL CLASS A EXCESS SPREAD                                                           $  754,476.14

CLASS A REQUIRED AMOUNT                                                               $        0.00

CLASS B AVAILABLE FUNDS
-----------------------

CLASS B FLOATING ALLOCATION PERCENTAGE                                                        8.50%

     Class B Finance Charge Collections                                               $  436,042.73
     Other Amounts                                                                    $        0.00

TOTAL CLASS B AVAILABLE FUNDS                                                         $  436,042.73

     Class B Monthly Interest                                                         $  160,593.33
     Class B Servicing Fee                                                            $   31,875.00

TOTAL CLASS B EXCESS SPREAD                                                           $  243,574.40
CLASS B INVESTOR DEFAULT AMOUNT                                                       $  170,693.17
CLASS B REQUIRED AMOUNT                                                               $  170,693.17

CLASS C FLOATING ALLOCATION PERCENTAGE                                                        9.50%

CLASS C MONTHLY SERVICING FEE                                                         $   35,625.00

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Dec-2000                         1996-C                            Page 4

EXCESS SPREAD
-------------

TOTAL EXCESS SPREAD                                                                   $1,449,767.42

     Excess Spread Applied to Class A Required Amount                                 $        0.00

     Excess Spread Applied to Class A Investor Charge Offs                            $        0.00

     Excess Spread Applied to Class B Required Amount                                 $  170,693.17

     Excess Spread Applied to Reductions of Class B
     Invested Amount                                                                  $        0.00

     Excess Spread Applied to Class C Required Amount                                 $  384,828.05

     Excess Spread Applied to Reductions of Class C
     Invested Amount                                                                  $        0.00

     Excess Spread Applied to Monthly Cash Collateral Fee                             $   62,500.00

     Excess Spread Applied to Cash Collateral Account                                 $        0.00

     Excess Spread Applied to Spread Account                                          $  473,222.43

     Excess Spread Applied to Reserve Account

     Excess Spread Applied to other amounts owed to
     Cash Collateral Depositor                                                        $        0.00

     Excess Spread Applied to other amounts owed to
     Spread Account Residual Interest Holders                                         $        0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
GROUP I                                                                               $  358,523.77

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Dec-2000                         1996-C                          Page 5

EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
--------------------------------------------

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
IN GROUP I                                                                            $4,348,837.51

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS
-----------------------------------------------

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
SERIES 1996-C                                                                         $        0.00

    Excess Finance Charge Collections applied to
    Class A Required Amount                                                           $        0.00

    Excess Finance Charge Collections applied to
    Class A Investor Charge Offs                                                      $        0.00

    Excess Finance Charge Collections applied to
    Class B Required Amount                                                           $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class B Invested Amount                                             $        0.00

    Excess Finance Charge Collections applied to
    Class C Required Amount                                                           $        0.00

    Excess Finance Charge Collections applied to
    Reductions of Class C Invested Amount                                             $        0.00

    Excess Finance Charge Collections applied to
    Monthly Cash Collateral Fee                                                       $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed Cash Collateral Depositor                                      $        0.00

    Excess Finance Charge Collections applied to
    other amounts owed to Spread Account
    Residual Interest Holders                                                         $        0.00

YIELD AND BASE RATE
-------------------

    Base Rate (Current Month)                                                                 8.95%
    Base Rate (Prior Month)                                                                   8.86%
    Base Rate (Two Months Ago)                                                                8.86%
                                                                                              -----
THREE MONTH AVERAGE BASE RATE                                                                 8.89%

    Portfolio Yield (Current Month)                                                          12.49%
    Portfolio Yield (Prior Month)                                                            12.43%
    Portfolio Yield (Two Months Ago)                                                         13.88%
                                                                                             ------
THREE MONTH AVERAGE PORTFOLIO YIELD                                                          12.93%

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Dec-2000                         1996-C                          Page 6

PRINCIPAL COLLECTIONS
---------------------

TOTAL PRINCIPAL COLLECTIONS                                                           $36,483,373.58

INVESTOR DEFAULT AMOUNT                                                               $ 2,008,154.95

REALLOCATED PRINCIPAL COLLECTIONS
    Allocable to Class C Interests                                                    $         0.00
    Allocable to Class B Certficates                                                  $         0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE
FROM OTHER SERIES                                                                     $         0.00

CLASS A SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                    $         0.00
    Deficit Controlled Accumulation Amount                                            $         0.00
CONTROLLED DEPOSIT AMOUNT                                                             $         0.00

CLASS B SCHEDULED ACCUMULATION --
    Controlled Accumulation Amount                                                    $         0.00
    Deficit Controlled Accumulation Amount                                            $         0.00
CONTROLLED DEPOSIT AMOUNT                                                             $         0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
PRINCIPAL SHARING                                                                     $38,491,528.53

INVESTOR CHARGE OFFS
--------------------

CLASS A INVESTOR CHARGE OFFS                                                          $         0.00
CLASS B INVESTOR CHARGE OFFS                                                          $         0.00
CLASS C INVESTOR CHARGE OFFS                                                          $         0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                               $         0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED                                                $         0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED                                                $         0.00

CASH COLLATERAL ACCOUNT
    Required Cash Collateral Amount                                                   $ 9,000,000.00
    Available Cash Collateral Amount                                                  $ 9,000,000.00

TOTAL DRAW AMOUNT                                                                     $         0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                       $         0.00

                                    First USA Bank, National Association
                                    as Servicer

                                    By: /s/ Tracie Klein
                                        ---------------------------------------
                                        Tracie H. Klein
                                        First Vice President